UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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MIRAE ASSET DISCOVERY FUNDS

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Mirae Asset Discovery Funds
(the “Trust”)
Emerging Markets Fund
Asia Fund
Emerging Markets Great Consumer Fund
(each a “Fund” and collectively, the “Funds”)
625 Madison Avenue, 3rd Floor
New York, New York 10022
September 17, 2019
Dear Shareholder:
On behalf of the Board of Trustees of the Trust (the “Board”), I invite you to a special meeting of shareholders of the Trust scheduled for November 1, 2019, at the offices of Mirae Asset Global Investors (USA) LLC., 625 Madison Avenue, 3rd Floor, New York, New York 10022, at 10:00 a.m., Eastern Time (the “Special Meeting”).
The purpose of the Special Meeting is to ask shareholders to consider the election of each of the following two nominees to serve as a Trustee on the Board until his successor is duly elected and qualified: Peter T.C. Lee and Laurence Smith. Shareholders will also be asked to transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.
Detailed information about the proposal is contained in the enclosed Proxy Statement. We strongly encourage you to participate by reviewing these materials and voting as soon as possible.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL.
Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received prior to the time of the Special Meeting on November 1, 2019. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED.
You can vote in one of four ways:
•
By mail with the enclosed Proxy Card — be sure to sign, date and return it in the enclosed postage-paid envelope,

•
Through the web site listed in the proxy voting options on the enclosed Proxy Card,

•
By telephone using the toll-free number listed in the proxy voting options on the enclosed Proxy Card, or

•
In person at the Special Meeting on November 1, 2019.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE YOUR FUNDS THE ADDITIONAL EXPENSE OF FURTHER SOLICITING YOUR VOTE.
IF A SIGNED PROXY CARD IS RETURNED, BUT NO INSTRUCTIONS ARE SPECIFIED, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.
NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described above.

If you have questions, please call 1-888-626-0988 between 9:00 a.m. and 10:00 p.m. Monday through Friday (Eastern Time). I thank you for your time and your prompt attention to this matter.
Sincerely,
Keith Schappert
Chairman
Mirae Asset Discovery Funds

Mirae Asset Discovery Funds
Emerging Markets Fund
Asia Fund
Emerging Markets Great Consumer Fund
(each a “Fund” and collectively, the “Funds”)
625 Madison Avenue, 3rd Floor
New York, New York 10022
NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS
TO BE HELD ON NOVEMBER 1, 2019
To the Shareholders:
Notice is hereby given (the “Notice of Meeting”) that a special meeting (the “Special Meeting”) of the shareholders of Mirae Asset Discovery Funds (the “Trust”) will be held on November 1, 2019, at the offices of Mirae Asset Global Investors (USA) LLC., 625 Madison Avenue, 3rd Floor, New York, New York 10022, at 10:00 a.m., Eastern Time, for the following purposes:
1.
To elect each of the following two nominees to serve as a Trustee on the Board of Trustees of the Trust until his successor is duly elected and qualified: Peter T.C. Lee and Laurence Smith; and

2.
To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on August 30, 2019.
The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 17, 2019. Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting in person at the Special Meeting, you may also vote by mail, by telephone or via the Internet, as provided on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted vote.
PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY SO THAT A QUORUM MAY BE ENSURED AND IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.
By Order of the Board of Trustees
Thomas Calabria
Secretary
Mirae Asset Discovery Funds
September 17, 2019

Mirae Asset Discovery Funds
Emerging Markets Fund
Asia Fund
Emerging Markets Great Consumer Fund
625 Madison Avenue, 3rd Floor
New York, New York 10022
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 1, 2019
THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) OF MIRAE ASSET DISCOVERY FUNDS (the “Trust”), on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on November 1, 2019, at the offices of Mirae Asset Global Investors (USA) LLC., 625 Madison Avenue, 3rd Floor, New York, New York 10022, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement (the “Special Meeting”).
Proposal	Funds Affected
To elect each of the following two nominees to serve as a Trustee on the Board of Trustees of the Trust until his successor is duly elected and qualified: Peter T.C. Lee and Laurence Smith	All Funds
To transact such other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof	All Funds
All shareholders of the Funds of the Trust will vote together in the aggregate and not separately by Fund or by class.
You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on August 30, 2019 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about September 17, 2019.
Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the election of the two Nominees as Trustees. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.
If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 1, 2019
This Proxy Statement is available online at https://vote.proxyonline.com/mirae/docs/mirae2019.pdf (please have the control number found on your Proxy Card ready when you visit this website). In addition, the most recent annual report of the Trust, including financial statements, for the fiscal year ended April 30, 2019 and the semi-annual report for the period ended October 31, 2018, have been mailed previously to shareholders. If you would like to receive additional copies of a shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-888-335-3417, or go to the Trust’s website at http://investments.miraeasset.us. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

PROPOSAL 1 — All Funds
ELECTION OF TRUSTEES
What are shareholders being asked to approve?
The purpose of this proposal is to elect each of the following two nominees to serve as a Trustee on the Board until his successor is duly elected and qualify: Peter T.C. Lee and Laurence Smith (each a “Nominee” and collectively, the “Nominees”).
Who are the Nominees to the Board?
Information about each of the Nominees, including his business address, age and principal occupations during the past five years, and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth below. Dr. Lee is currently a Trustee of the Trust and has served in that capacity since August 2016. Mr. Smith is a non-incumbent Nominee, and was nominated by the Board upon the recommendation of the Board’s Nominating and Governance Committee, which is composed solely of Trustees who are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”). If elected, it is anticipated that Mr. Smith will commence his term as a Trustee upon the retirement of Mr. McNamara as of January 1, 2020.
Each Nominee has agreed to serve on the Board if elected by shareholders.
Why am I being asked to vote on the election of Dr. Lee, the incumbent Nominee?
The 1940 Act permits a mutual fund board of trustees to appoint new trustees provided that after such trustees are appointed, at least two-thirds of the trustees were elected by shareholders. All of the current Trustees, with the exception of Mr. Lee, have been elected by the Trust’s shareholders. Mr. Lee was appointed as a Trustee by the Board in 2016 to fill a vacancy on the Board. Mr. Lee is being submitted to shareholders for election in order to provide the Board with the maximum flexibility to fill vacancies in the future, if necessary, without incurring the expense of calling a special meeting of shareholders.
What are the voting and quorum requirements of the Special Meeting?
Shareholders of one-third (1/3) of the shares of the Mirae Asset Discovery Funds outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business for the Trust with respect to the proposal. Election of the Nominees as Trustees must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting of the Trust if a quorum exists. Each whole share will be entitled to one vote and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.
The votes cast in person or by proxy with respect to each Fund of the Trust will be counted together with respect to the election of the Nominees for the Trust. If the Nominees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

Information about the Trustees and Nominees
Name, Address and Age	Position(s) with the Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Nominee During the Past 5 Years
INTERESTED TRUSTEE AND NOMINEE
PETER T.C. LEE* 625 Madison Avenue, 3rd Fl. New York, NY 10022 (1965)	Trustee	August 2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. Since May 2012.	5	None
INDEPENDENT NOMINEE
LAURENCE SMITH† 625 Madison Avenue, 3rd Fl. New York, NY 10022 (1958)	Nominee	N/A	Chairman, CEO, CIO and Founder, Third Wave Global Investors (investment management) (2004 – present); CIO and Board Member, Horton Point (financial technology) (2017 – present).	5	Director, First Eagle BDC, LLC. (business development company) since 2019
*
Dr. Lee is currently a Trustee of the Trust and an incumbent Nominee.

†
Mr. Smith is not an incumbent Nominee and will be considered to be an independent Nominee.

Name, Address and Age	Position(s) with the Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Nominee During the Past 5 Years
INDEPENDENT TRUSTEES
ENRIQUE R. ARZAC (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	5	Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (investment companies) from 1990 to 2017; Director of Aberdeen Asset Management-advised Funds (investment companies) from 2009 – 2018; Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company) from 2015 to 2017; Director of ETF Securities USA LLC (investment company) since April 2018
JOHN F. MCNAMARA‡ (1942)	Trustee	Trustee (2010 to present); Chairman of the Board (2010 to January 2019)	Retired.	5	None

Name, Address and Age	Position(s) with the Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Nominee During the Past 5 Years
KEITH M. SCHAPPERT (1951)	Trustee and Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008.	5	Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management)
(1)
Each Trustee holds office until he resigns, is removed or dies. If elected, Mr. Smith’s term of office will commence on January 1, 2020.

‡
Mr. McNamara is expected to retire from the Board as of January 1, 2020.

The Trust’s Leadership Structure
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.
The Board is currently comprised of four individuals (each, a “Trustee”), three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Mr. Keith M. Schappert, an Independent Trustee, acts as Chairman of the Board (the “Chairman”). The Independent Trustees have retained independent legal counsel to assist them in their duties. The Chairman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, the Chairman consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. The Board conducts regular, in-person meetings at least four times a year, and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established two standing committees — the Audit Committee and the Nominating and Governance Committee. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Board has determined that this leadership structure, including the role of the Chairman being fulfilled by an Independent Trustee, is appropriate because it allows the Board to effectively perform its oversight responsibilities.
Risk Oversight
The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Adviser, the sub-adviser and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Funds is the responsibility of the Adviser, the sub-adviser or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the Adviser, the sub-adviser and the other service providers have their own independent interest in risk management and their policies and methods of risk management depends on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Board provides oversight by receiving and reviewing on a regular basis reports from the Adviser, the sub-adviser or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the Adviser, the sub-adviser and other service providers with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.
Board oversight of risk management is also provided by various Board committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.
The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.
Trustee and Nominee Experience, Qualifications and/or Skills
The Board believes that the significance of each Trustee’s and Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee or Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee or Nominee, or particular factor, being indicative of a Board’s effectiveness. The Board has determined that each Trustee and Nominee is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each person. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s and Nominee’s ability to perform his duties effectively is evidenced by his experience in one or more of the following fields: management or board experience in the investment management industry; management or board experience with companies in other fields, non-profit entities or other organizations; educational background and professional training; or experience as a Trustee of the Trust, as applicable.

Each Trustee and Nominee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee and Nominee led to the conclusion that each Trustee and Nominee should serve as a Trustee for the Trust. Mr. John F. McNamara has over 35 years of business experience in the area of finance and investment products. He served on the board of directors of another registered investment company and on the boards of hedge funds. Mr. Enrique Arzac has over 35 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other registered investment companies and has served on the boards of directors of an investment management and investment advisory services company and other registered investment companies. Mr. Keith M. Schappert has over 40 years of business and consulting experience in the area of investment management. He currently serves and has served on the boards of directors of other registered investment companies and on the board of trustees of investment management firms. Dr. Peter T.C. Lee has over 20 years of experience in the areas of investment management, strategy, research and marketing. He is Chief Executive Officer and CIO of the Adviser and leads the global investment committee. Mr. Laurence Smith has over 35 years of business experience in the finance and investment management industries. Mr. Smith is currently CIO and on the board of a financial technology company specializing in alternative investments and is also Chief Executive Officer, CIO and founding partner of a private investment management firm. He serves on the board of a business development company and has previously been the President and CIO of a number of open- and closed-end funds. Mr. Smith previously held senior executive officer positions at two leading global investment management firms. He has also served as the Chairman of a hospital and is on the board of a major academic medical center.
Other Board Information
The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders.
It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the recent fiscal year ended April 30, 2019, the Board met five times. The incumbent Trustees attended 100% of the meetings of the Board held during the last fiscal year.
Since the Trust does not hold annual shareholder meetings, the Board does not have a policy with regard to Trustee attendance at such meetings.
Executive Officers
Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each Fund of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit A. Certain of these officers are also officers of the Adviser or officers and/or employees of Citi Fund Services, Inc., the Funds’ administrator (“Citi”).
Share Ownership By Trustees Nominees and Executive Officers
As of the Record Date, the Trustees, Nominees and executive officers of the Trust beneficially owned, individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee and Nominee of each Fund solicited by this Proxy Statement and of all Funds in the Trust as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Trustee and Nominee.
Trustees	Emerging Markets Fund	Asia Fund	EM Great Consumer Fund	Aggregate Dollar Range of Shares Owned of All Series of the Trust
Independent Trustees:
Enrique R. Arzac	$10,001 – $50,000	$10,001 – $50,000	None	Over $100,000
John F. McNamara	None	None	Over $100,000	Over $100,000
Keith M. Schappert	None	None	None	None
Interested Trustee and Nominee
Peter T.C. Lee*	None	None	None	None
Independent Nominee
Laurence Smith†	None	None	None	None

*
Dr. Lee is currently a Trustee of the Trust and an incumbent Nominee.

†
Mr. Smith is not an incumbent Nominee and will be considered to be an Independent Nominee.

Trustee Compensation
Each Independent Trustee is paid as compensation an annual retainer of  $59,000 paid quarterly for his services as a Trustee of the Trust. Effective January 1, 2019, this annual retainer is reduced by $4,000 for each regular meeting an Independent Trustee attends by telephone or videoconference. The Chairman of the Board is paid an additional annual retainer of  $10,000 paid quarterly, the Chairman of the Audit Committee is paid an additional annual retainer of  $5,000 paid quarterly and the Chairman of the Nominating and Governance Committee is paid an additional annual retainer of  $5,000 paid quarterly. Each Independent Trustee is reimbursed for his out-of- pocket expenses in accordance with a Board policy on travel and other business expenses relating to his attendance at Board and Committee meetings.
The following Compensation Table sets forth the total compensation paid to the Trustees from the Fund Complex for the fiscal year ended April 30, 2019.
Name of Person, Position	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Fund Complex
Independent Trustees
Enrique R. Arzac(1)	$11,873.22	$6,957.62	$45,169.16	None	None	$64,000
John F. McNamara(2)	$11,740.72	$6,978.46	$43,780.82	None	None	$62,500
Keith M. Schappert(3)	$12,280.95	$7,158.67	$47,060.38	None	None	$66,500
Interested Trustee and Nominee
Peter T.C. Lee(4)	None	None	None	None	None	None
Independent Nominee
Laurence Smith(5)	None	None	None	None	None	None

(1)
Includes compensation as Audit Committee Chairman.

(2)
Includes compensation as Board Chairman through December 31, 2018.

(3)
Includes compensation as Nominating and Governance Committee Chairman and as Board Chairman from January 1, 2019 through April 30, 2019.

(4)
Dr. Lee, an Interested Trustee and an incumbent Nominee, is not compensated from the Funds for his service as an Interested Trustee.

(5)
Mr. Smith is a non-incumbent Nominee and was not a Trustee of the Board during the fiscal year ended April 30, 2019.

Standing Board Committees
The Trust has an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”). Each of the Audit Committee and the Governance Committee consists of all the Independent Trustees, namely Enrique R. Arzac, John F. McNamara and Keith M. Schappert.p
Mr. Enrique R. Arzac serves as Chairman of the Audit Committee. In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to each Fund’s Investment Manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. During the Trust’s fiscal year ended April 30, 2019, the Audit Committee met two times.
Mr. Keith M. Schappert serves as Chairman of the Governance Committee. The Governance Committee will accept nominees recommended by each Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. During the Trust’s fiscal year ended April 30, 2019, the Governance Committee met two times.
Shareholder Approval
Election of the Nominees as Trustees must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting of the Trust if a quorum exists. One-third (1/3) of the shares of the Trust, outstanding on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business for the Trust with respect to the proposal. The votes cast in person or by proxy with respect to each Fund of the Trust will be counted together with respect to the election of the Nominees for the Trust.
THE BOARDS OF TRUSTEES RECOMMEND A VOTE “FOR” THE ELECTION
OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

GENERAL INFORMATION ABOUT THE FUNDS
Management and Other Service Providers
Set forth below is a description of the service providers of the Trust.
Investment Adviser
Mirae Asset Global Investors (USA) LLC. (the “Adviser”), 625 Madison Avenue, 3rd Floor, New York, New York 10022, is the investment manager for each of the Funds. The Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was organized in 2008 to provide investment advisory services for investment companies and other clients. The Adviser is indirectly majority-owned by Mirae Asset Global Investment Co., Ltd (“Mirae Asset Korea”) and indirectly minority-owned by Mirae Asset Hong Kong. As of June 30, 2019, the Adviser had approximately $4.6 billion in assets under management.
Investment Sub-Adviser
The Adviser has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as a sub-adviser for the Funds. Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, an investment adviser registered under the Advisers Act, was established in December 2003 and engages in portfolio management activities primarily for individuals, institutional investors and investment trusts. Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea. As of June 30, 2019, Mirae Asset Hong Kong had approximately $5.4 billion in assets under management.
Distributor
Funds Distributor, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, the Trust’s principal underwriter (the “Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.
Administrator
Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator and fund accounting agent for the Funds pursuant to a services agreement by and between the Trust and Citi. In connection with its role as fund accounting agent, Citi performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.
Custodian
Citibank, N.A. (in its capacity as the custodian, the “Custodian”), with its principal offices at 111 Wall Street, New York, New York 10005, serves as the Trust’s custodian pursuant to a Global Custodial Services Agreement (the “Custodian Agreement”). Pursuant to the Custodian Agreement, the Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.
Transfer Agency
FIS Investor Services LLC., with its principal offices at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the Trust’s transfer and dividend-disbursing agent (in its capacity as the transfer and dividend-disbursing agent, the “Transfer Agent”) pursuant to a transfer agency services agreement (the “TA Services Agreement”). Pursuant to the TA Services Agreement, the Transfer Agent performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.
Independent Auditors
Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as independent auditors of the Trust for the current fiscal year. Cohen, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. Representatives of Cohen will not be present at, or available by telephone during the Special Meeting, and will not have the opportunity to make a statement.

Certain information concerning the fees and services provided by Cohen to the Trust and to the Adviser and its affiliates for the two most recently completed fiscal years of the Trust is provided below. For purposes of the following information, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust, are referred to as “Service Affiliates.” The Audit Committee is responsible for the appointment, compensation, retention and oversight of Cohen. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Cohen for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Cohen’s independence each year. For the Reporting Periods (as defined below), none of the services provided to the Trust or Service Affiliates described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.
(1)
Audit Fees.   The aggregate fees billed to the Trust for each of the last two fiscal years for the Trust (the “Reporting Periods”) for professional services rendered by Cohen for the audit of the Trust’s annual financial statements, or services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements, were as follows:

Fiscal Year Ended	Audit Fees
4/30/2019	$37,500
4/30/2018	$37,500
(2)
Audit-Related Fees.   The aggregate fees billed to the Trust during the Reporting Periods for assurance and related services by Cohen that were reasonably related to the performance of the annual audit or review of the Trust’s financial statements (and not reported above), were as follows:

Fiscal Year Ended	Audit Fees
4/30/2019	$0
4/30/2018	$0
(3)
Tax Fees.    The aggregate fees billed to the Trust during the Reporting Periods for professional services rendered by Cohen for tax compliance, tax advice and tax planning (“Tax Services”), were as follows:

Fiscal Year Ended	Tax Fees
4/30/2019	$10,500
4/30/2018	$10,500
These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed during the Reporting Periods for Tax Services by Cohen to Service Affiliates.
(4)
All Other Fees.    There were no fees billed for the Reporting Periods for products and services provided by Cohen to the Trust, other than the services reported above.

(5)
Aggregate Non-Audit Fees.   The aggregate non-audit fees billed by Cohen for services rendered to the Trust and to the Service Affiliates for the Reporting Periods were $0 in 2018 and $0 in 2019, respectively. The Audit Committee has considered whether non-audit services provided by Cohen to the Trust and to the Service Affiliates are compatible with maintaining the independence of Cohen in its audit of the Trust and has determined that they are so compatible.

Statement Summarizing Change in the Trust’s Independent Public Accountant
Prior to its resignation on July 7, 2017, Ernst & Young LLP (“Ernst & Young”) served as the Trust’s independent registered public accounting firm. During the Trust’s fiscal years ended April 30, 2016 and 2017, Ernst & Young’s reports on the Trust’s financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Trust’s fiscal years ended April 30, 2016 and 2017 and the interim period commencing May 1, 2017 and ending July 7, 2017, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Trust’s fiscal years ended April 30, 2016 and 2017 and the subsequent interim period ended July 7, 2017, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 26, 2017, the Trust, by actions of its Audit Committee and Board of Trustees, including a majority of the members of the Board of Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), selected Cohen as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ended April 30, 2018. During the Trust’s fiscal years ended April 30, 2016 and 2017 and the subsequent interim period ended September 25, 2017, neither the Trust nor anyone on its behalf has consulted Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
OTHER INFORMATION
Other Business
The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office by a reasonable time before the commencement of the solicitation of proxies for such meeting. This will ensure that such proposal is considered for inclusion in the proxy statement relating to the meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 625 Madison Avenue, 3rd Floor, New York, NY 10022, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.
Voting Information
This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting or any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about September 17, 2019. Only shareholders of record as of the close of business on the Record Date, August 30, 2019, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. If the enclosed form of Proxy Card is properly executed and returned (or your vote is cast through the web site or over the telephone as indicated on the Proxy Card) in time to be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Also, you may vote in person at the Special Meeting. A proxy may be revoked at any time before or at the Special Meeting or any adjournment(s) or postponement(s) thereof by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting or any adjournment(s) or postponement(s) thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of the two Nominees as Trustees.
If you have questions, please call 1-888-626-0988 between 9:00 a.m. and 10:00 p.m. Monday through Friday (Eastern Time).

Quorum and Voting Requirement
One-third (1/3) of the shares of the Trust, outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal to elect the Nominees as Trustees of the Trust. The Nominees for election as Trustees at the Special Meeting must be approved by a plurality of the votes cast in person or by proxy for the Trust if a quorum exists. Shareholders of the Trust are being asked to vote on the proposal, and if the Nominees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.
Adjournments
If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the proposal. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy at the Special Meeting. Any adjourned session may be held without further notice. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after considering the best interests of all shareholders of each of the Funds.
Effect of Abstentions and Broker “Non-Votes”
For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, abstentions and broker “non-votes” will have no effect on the proposal to elect the Nominees, for which the required vote is a plurality of votes cast.
Expenses
The costs of the Special Meeting, including printing, mailing, solicitation, including the costs of any third party proxy solicitor, vote tabulation, legal fees and out-of-pocket expenses are estimated to be approximately $28,701. Each Fund will bear its allocable portfolio of these expenses. The Funds will also reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial owners. Any costs related to any adjournment(s) or postponement(s) thereof will also be paid by the Funds. Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Trust. The Trust has retained a proxy solicitor, AST Fund Solutions, to assist in the solicitation of proxies.

Share Information
For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof, the number of shares outstanding as of the Record Date is as follows:
Name of Fund	Number of Shares Outstanding and Entitled to Vote per Class
Emerging Markets Fund	Class A Class C Class I	232,178 221,576 6,137,053
Asia Fund	Class A Class C Class I	219,596 285,573 2,106,287
Emerging Markets Great Consumer Fund	Class A Class C Class I	2,018,922 1,259,447 25,166,295
All shareholders of the Funds of the Trust will vote together in the aggregate and not separately by Fund or by class.
Fund Shares Owned by Certain Beneficial Owners
For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C.

EXHIBIT A
Current Executive Officers of the Trusts
Name, Address, Age	Position(s) Held With Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Peter T.C. Lee (1965)	President	2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012.
Robert Shea (1966)	Vice President Secretary	August 2016 to present March 2013 to August 2016	Chief Marketing Officer of Mirae Asset Global Investments (USA) LLC since January 2018, Chief Operating Officer from March 2013 to January 2018 and Head of Finance and Operations from July 2009 to March 2013; Chief Financial Officer of Horizons ETFs Management (US) LLC from February 2017 to March 2019; Director and Executive Vice President of Horizons ETFs Management (USA) LLC from October 2012 to February 2017.
Thomas N. Calabria (1968)	Secretary Chief Compliance Officer	August 2016 to present February 2017 to present	Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (US) LLC from February 2017 to March 2019; Chief Compliance Officer of Horizons ETFs Management (USA) LLC from May 2014 to February 2017; Chief Compliance Officer of Burnham Asset Management from 2007 to 2014 and Burnham Investors Trust from 2006 to 2014.
Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.
*
Each officer holds office for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

A-1

EXHIBIT B
Mirae Asset Discovery Funds
Nominating and Governance Committee Charter
The Board of Trustees (the “Board”) of Mirae Asset Discovery Funds (the “Trust”), and its individual series (each a “Fund” and together, the “Funds”), has adopted this Charter to govern the activities of the Nominating and Governance Committee (the “Committee”) of the Board.
1.
The Committee shall be composed entirely of members of the Board who are not affiliated with the Trust’s investment adviser or principal underwriter.

2.
The functions of the Committee are:

(a)
To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds. Potential nominees may be considered in light of their professional experience, education, skill and other individual qualities and attributes that contribute to Board heterogeneity;

(b)
To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

(c)
To review annually independent trustee and committee member compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d)
To review committee chair assignments and committee assignments on an annual basis;

(e)
To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f)
To plan and administer the Board’s annual self-evaluation process;

(g)
To consider the structure, operations and effectiveness of the Committee annually; and

(h)
If applicable, to evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable Securities and Exchange Commission rules, and to supervise such counsel.

3.
The Committee shall meet at least twice a year and at such other times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

(a)
The Committee will meet (1) at the June meeting to conduct the Board’s and committees’ annual self-evaluation and perform the independent legal counsel determination and (2) at the September meeting to review independent trustee and committee member compensation and perform the annual review of this Charter.

4.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.
The Committee shall review this Charter at least annually and recommend to the Board any changes it deems appropriate.

Amended: September 19 – 20, 2011
B-1

EXHIBIT C
Principal Shareholders of the Funds
Principal Holders of Securities.   As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds’ shares.
Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
EMERGING MARKETS FUND – CLASS I MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	1,063,846	17.33%
EMERGING MARKETS FUND – CLASS I GERLACH CO LLC* 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	704,892	11.49%
EMERGING MARKETS FUND – CLASS I RAYMOND JAMES & ASSOCIATES, INC.* 880 CARILLON PARKWAY ST. PETERSBURG, FL 33733-2749	572,617	9.33%
EMERGING MARKETS FUND – CLASS I LPL FINANCIAL CORPORATION* 75 STATE STREET, 24TH FLOOR BOSTON, MA 02109	559,700	9.12%
EMERGING MARKETS FUND – CLASS I RAYMOND JAMES & ASSOCIATES, INC.* 880 CARILLON PARKWAY ST. PETERSBURG, FL 33733-2749	546,692	8.91%
EMERGING MARKETS FUND – CLASS I PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	389,857	6.35%
EMERGING MARKETS FUND – CLASS A MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	154,320	66.47%
EMERGING MARKETS FUND – CLASS C MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASENY 10577	123,197	55.60%
ASIA FUND – CLASS I MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	1,339,190	63.58%
ASIA FUND – CLASS I CHARLES SCHWAB & CO., INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	106,108	5.04%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
ASIA FUND – CLASS A MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	84,355	38.41%
ASIA FUND – CLASS A OPPENHEIMER & CO. INC.* 85 BROAD STREET, 22ND, 24TH FLOOR NEW YORK, NY 10004	37,190	16.94%
ASIA FUND – CLASS A LPL FINANCIAL CORPORATION* 75 STATE STREET, 24TH FLOOR BOSTON, MA 02109	12,290	5.60%
ASIA FUND – CLASS C MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	140,689	49.27%
ASIA FUND – CLASS C OPPENHEIMER & CO. INC.* 85 BROAD STREET, 22ND, 24TH FLOOR NEW YORK, NY 10004	35,906	12.57%
ASIA FUND – CLASS C PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	15,675	5.49%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS I MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	6,711,096	26.67%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS I AMERIPRISE FINANCIAL SERVICES, INC.* 570 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474	3,657,483	14.53%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS I NATIONAL FINANCIAL SERVICES LLC* NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	2,613,966	10.39%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS I CHARLES SCHWAB & CO., INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	1,640,849	6.52%

Fund/Class	Number of Shares	Percent of the Class Held by the Shareholder
EMERGING MARKETS GREAT CONSUMER FUND – CLASS A MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	360,595	17.86%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS A CHARLES SCHWAB & CO., INC.* 211 MAIN STREET SAN FRANCISCO, CA 94105	202,418	10.03%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	152,817	7.57%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS A LPL FINANCIAL CORPORATION* 75 STATE STREET, 24TH FLOOR BOSTON, MA 02109	148,622	7.36%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	138,763	6.87%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS C MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE LD PURCHASE NY 10577	515,211	40.91%
EMERGING MARKETS GREAT CONSUMER FUND – CLASS C AMERIPRISE FINANCIAL SERVICES, INC.* 570 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474	87,788	6.97%
*
Beneficial owner

PROXY CARD PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you SHAREHOLDER REGISTRATION PRINTED HERE call toll-free 1-888-626-0988 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER [ ] Fund Mirae Asset Discovery Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2019 The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of the Mirae Asset Discovery Funds (the “Trust”), hereby revokes any previous proxy and appoints Thomas Calabria and Robert Shea, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on November 1, 2019 at 10:00 a.m., Eastern Time, at the offices of Mirae Asset Global Investments (USA) LLC., 625 Madison Avenue, 3rd Floor, New York, New York, 10022, and at any or all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 626-0988. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 1, 2019. The proxy statement for this meeting is available at: https://vote.proxyonline.com/mirae/docs/mirae2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY CARD Emerging Markets Fund Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged. Please date and sign exactly as the name appears on this proxy card. When shares are held by joint SIGNATURE (AND TITLE IF APPLICABLE) DATE owners/tenants, each holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1. You may have received more than one proxy card due to multiple investments in the Trust. PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS! TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ? 1. To elect each of the following two nominees to serve as a Trustee on the Board of Trustees of the Trust until his successor is duly elected and qualified: ? ? ? ? 1-1. Peter T.C. Lee 1-2. Laurence Smith [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FORWITHHOLD